SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                September 3, 1999



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



     Delaware                  0-24848                          75-2559089
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 (State or other           (Commission File No.)              (IRS Employer
   jurisdiction of                                            Identification
   incorporation                                                  Number)


1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On September 3, 1999, the Registrant issued for publication the press release attached as Exhibit "99".


Item 7.   Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit
Number                      Description
------                      -----------


  99                       Press release, published on September 3, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  September 3, 1999                     By: /s/ GERALD W. FREE
                                                 ------------------
                                                 Gerald W. Free
                                                 Vice Chairman, President and
                                                 Chief Executive Officer